UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2026

 COCA-COLA CONSOLIDATED, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza Charlotte, NC		28211
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (980) 392-8298

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	COKE	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

(a)	On May 12, 2026, Coca-Cola Consolidated, Inc. (the "Company") held its 2026 Annual Meeting of Stockholders (the "Annual Meeting").

(b)
At the Annual Meeting, the Company’s stockholders (i) elected all 11 of the Company’s nominees for director to serve until their terms expire at the Company’s 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified; (ii) approved, on an advisory basis, the Company’s named executive officer compensation in fiscal 2025; and (iii) ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal 2026. Each of these proposals is further described in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on March 23, 2026.

The final voting results for each of the proposals submitted to the Company’s stockholders at the Annual Meeting are as follows:

1. Election of directors:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
J. Frank Harrison, III	213,970,839	21,801,856	7,926,082
Sharon A. Decker	231,985,103	3,787,592	7,926,082
Morgan H. Everett	215,228,601	20,544,094	7,926,082
Ellison C. Glenn	234,802,372	970,323	7,926,082
James R. Helvey, III	232,978,411	2,794,284	7,926,082
Jason D. (J.D.) Hickey	235,204,142	568,553	7,926,082
William H. Jones	234,915,587	857,108	7,926,082
David M. Katz	215,237,975	20,534,720	7,926,082
James H. Morgan	216,922,359	18,850,336	7,926,082
Dennis A. Wicker	215,374,106	20,398,589	7,926,082
Richard T. Williams	235,191,108	581,587	7,926,082

2. Advisory vote to approve the Company’s named executive officer compensation in fiscal 2025:

Votes For	Votes Against	Abstentions	Broker Non-Votes
234,374,546	1,288,975	109,174	7,926,082

3. Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal 2026:

Votes For	Votes Against	Abstentions	Broker Non-Votes
242,857,325	752,186	89,266	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA CONSOLIDATED, INC.

Date: May 13, 2026	By:	/s/ E. Beauregarde Fisher III
E. Beauregarde Fisher III Chief Legal and Administrative Officer and Corporate Secretary